UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

         Date of Report (Date of Earliest Event Reported): July 1, 2004

                          HAIRMAX INTERNATIONAL, INC.
                          ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-30212
                                    ---------
                            (Commission File Number)

                                   13-3422912
                                   ----------
                      (I.R.S. Employer Identification No.)

                 9900 West Sample Road, Coral Springs, FL  33065
              -----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (954) 825-0299
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


This Current Report on Form 8-K is filed by Hairmax International, Inc., a Nevada corporation (the "Registrant"), in connection with the items described below.

ITEM  1.  CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

Not  Applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  Applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

Not  Applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Not  Applicable.

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On July 1, 2004, the Registrant filed an election with the Commission pursuant to Section 54(a) of the Investment Company Act of 1940 (the "Act"), to be subject to the provisions of sections 55 through 65 of the Act and be regulated as a Business Development Company (a "BDC"). A copy of a press release, which provides some background information on the Registrant's election, is attached hereto as Exhibit 99.1.

In connection with its election to become a BDC, the Registrant is in the process of appointing a Board of Directors composed of a majority of non-interested directors, as well as an Investment Committee composed entirely of non-interested directors which will make recommendations with respect to investment opportunities that the Registrant submits to the Investment Committee for consideration.

In addition, the Registrant has filed an amendment to its Articles of Incorporation with the Secretary of State of Nevada to increase the number of shares of authorized common stock from 100,000,000 to 500,000,000 shares. This was done to facilitate the planned offering of shares of common stock for sale pursuant to the exemption afforded by SEC Reg. Sections 230.601 to 230.610a. Finally, the Registrant has filed a Certificate of Amendment to Certificate of Designation of the Rights and Preferences of the Series A Convertible Preferred Stock with the Secretary of State of Nevada to (1) eliminate the existence of a liquidation preference for the Series A Convertible Preferred Stock, which is set forth in Section 4 thereof, and (2) increase the Conversion Ratio from ten
(10) shares of fully paid and nonassessable shares of Common Stock for each share of Series A Convertible Preferred Stock to two hundred (200) shares of fully paid and nonassessable shares of Common Stock for each share of Series A Convertible Preferred Stock, which ratio is set forth in Section 3(a) thereof. Such an increase in the Conversion Ratio of the Series A Convertible Preferred Stock may have the effect of preventing the significant dilution in management's ownership stake that would ordinarily result from the large scale equity financings which are currently under consideration.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

Not  Applicable.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
          EXHIBITS.

Not  Applicable.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

Not  Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HAIRMAX INTERNATIONAL, INC.


July 2, 2004.                         By: /s/ Edward A. Roth
                                      ----------------------
                                      Edward A. Roth
                                      President and Chief Executive Officer





                                  EXHIBIT INDEX

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

   99.1                       Press Release dated July 1, 2004.